IDEX Proprietary & Confidential Fourth Quarter & Full Year 2016 Earnings January 31, 2017

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Outlook • Q4 & FY 2016 Financial Performance • Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • 2017 Guidance • Bridge • Summary • Q&A 1 AGENDA

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13652250 • Log on to: www.idexcorp.com 2 Replay Information

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three- and twelve-month periods ending December 31, 2016, which is available on our website. 3

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 4 IDEX 2016 Financial Performance Sales Adjusted EPS* Adjusted Operating Margin* Free Cash Flow Free Cash Flow of $362 million was up 12 percent and 125 percent of adjusted net income (Dollars in millions, excl. EPS) * Operating data adjusted for restructuring costs ($3.7M in Q4 and FY 2016; $6.5M in Q4 2015 and $11.2M in FY 2015); Loss/Gain on Divestitures ($20.2M loss in Q4 2016 and $22.3M loss in FY 2016; $18.1M gain in FY 2015); and a pension settlement charge ($3.6M in Q4 and FY 2016). $0 $500 $1,000 $1,500 $2,000 $2,500 Q4 Year $500 $2,021 $530 $2,113 2015 2016 $0.00 $1.00 $2.00 $3.00 $4.00 Q4 Year $0.94 $3.55 $0.96 $3.75 2015 2016 16.0% 18.0% 20.0% 22.0% Q4 Year 21.0% 21.0% 20.5% 20.6% 2015 2016 $0 $100 $200 $300 $400 Q4 Year $88 $322 $106 $362 2015 2016 Organic: Flat Organic: 1% decrease 2% increase 6% increase 50 bps decrease 40 bps decrease 12% increase 20% increase

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 5 Fluid & Metering Orders Sales Q4 Sales Mix: Organic - Divestiture -3% FX -1% Reported Sales -4% Q4 & Full Year Highlights:  Water market is solid with growth expected to continue  Pumps & Valves (Industrial) stabilized during the year with improving demand late in Q4 and early January 2017  Energy market remains challenged  Agriculture market has stabilized with improving demand in Q4 Adjusted Operating Margin* Excellent Execution and Productivity - Q4 Adjusted Operating Margin up 190 bps * Operating margin data adjusted for restructuring costs ($0.9M in Q4 and FY 2016; $4.6M in Q4 2015 and $7.1M in FY 2015) and a pension settlement charge ($2.0M in Q4 and FY 2016.) $0 $200 $400 $600 $800 $1,000 Q4 Year $217 $868 $205 $845 2015 2016 $0 $200 $400 $600 $800 $1,000 Q4 Year $215 $861 $207 $849 2015 2016 20.0% 22.0% 24.0% 26.0% 28.0% Q4 Year 25.3% 24.6% 27.2% 25.6% 2015 2016 Organic: 2% decrease Organic: 3% decrease Organic: 1% decrease Organic: flat 100 bps increase 190 bps increase (Dollars in millions)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 6 Health & Science Orders Sales Adjusted Operating Margin* Q4 Sales Mix: Organic -1% Acquisition/Divestitures 5% FX -3% Reported Sales 1% Q4 & Full Year Highlights:  Acquired SFC in our Sealing Group, segment margins negatively impacted by $7.3 of inventory step-up charges  Scientific Fluidics experienced a strong year across all markets  Sealing group is winning in Semiconductor market  MPT won a large pharma order in Q4 Organic order growth of 7 percent in Q4 * Operating margin data adjusted for restructuring costs ($1.1M in Q4 and FY 2016; $1.6M in Q4 2015 and $3.4M in FY 2015) . (Dollars in millions) $0 $200 $400 $600 $800 $1,000 Q4 Year $182 $734 $201 $761 2015 2016 $0 $200 $400 $600 $800 $1,000 Q4 Year $187 $739 $188 $745 2015 2016 16.0% 18.0% 20.0% 22.0% 24.0% Q4 Year 22.3% 21.8% 19.0% 20.8% 2015 2016 Organic: 7% increase Organic: 2% increase Organic: 1% decrease Organic: 1% decrease 330 bps decrease 100 bps decrease

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 7 Fire & Safety / Diversified Products Orders Sales Adjusted Operating Margin* Q4 & Full Year Highlights:  2016 margins negatively impacted by acquisitions, including $7.5 million of inventory step-up charges  Dispensing had a strong 2016 driven by the continued momentum of the X- Smart product  Fire and Safety global demand was strong in Q4  Band-it continues to see strength in the transportation market and some positive activity in the upstream energy market Organic order growth of 9 percent in Q4 Q4 Sales Mix: Organic 3% Acquisitions 37% FX -3% Reported Sales 37% * Operating margin data adjusted for restructuring costs ($1.4M in Q4 and FY 2016; $0.3M in Q4 2015 and $0.6M in FY 2015) and a pension settlement charge ($0.5M in Q4 and FY 2016.) (Dollars in millions) $0 $200 $400 $600 Q4 Year $97 $412 $141 $527 2015 2016 $0 $200 $400 $600 Q4 Year $98 $424 $135 $520 2015 2016 22.0% 24.0% 26.0% 28.0% Q4 Year 25.3% 27.4% 23.8% 23.8% 2015 2016 150 bps decrease 360 bps decrease Organic: 9% increase Organic: 2% increase Organic: 3% decrease Organic: 3% increase

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 8 2017 Guidance Bridge 2017 Growth Expectations • 1% – 2% organic revenue growth • Future acquisitions not contemplated below Sales ($M) EPS FY 2016 - GAAP 2,113$ 3.53$ 2016 Adjustments - 0.22 FY 2016 - Adjusted 2,113$ 3.75$ Organic Growth ~ 20 - 40 ~ .15 - .23 FX (Translation & Transaction) (43) (0.12) Acquisitions/Divestitures, net 40 0.24 Higher Share Count, net (0.03) Restructuring Savings 0.03 Corporate Expenses (Earn-Out and CFO Departure) (0.06) Inflation/Productivity, net 0.02 Growth Investments (0.11) FY 2017 Plan $2,130 - $2,150 $3.87 - $3.95

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Q1 2017 • EPS estimate range: $0.91 - $0.93 • Organic revenue growth: 1% - 2% • Operating margin: 20.5% - 21.0% • Tax rate: ~ 27% • FX impact: ~2% topline headwind based on December 31, 2016 FX rates • Corporate costs: ~ $17M FY 2017 • EPS estimate range: $3.87 - $3.95 • Organic revenue growth: 1% - 2% • Operating margin: ~ 21.5% • FX impact: ~2% topline headwind based on December 31, 2016 FX rates • Corporate costs: ~ $66M • Other modeling items: • Tax rate: ~ 27.5% • Cap Ex: ~ $45M • Free Cash Flow will be ~120% of net income • EPS estimate excludes all future acquisitions and associated costs and future restructuring charges 9 2017 Guidance Summary